UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2003.

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuer of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Exact name of registrant as specified in its charter)

Virginia (State or Other Jurisdiction of Incorporation)	333-75276 (Commission File Number)	54-2058720 (IRS Employer Identification Number)

140 East Shore Drive Room 1048 Glen Allen, Virginia (Address of Principal Executive Office)	23059 (Zip Code)

Registrant’s telephone number, including area code (804) 967-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.	Not Applicable.

Item 2.	Not Applicable.

Item 3.	Not Applicable.

Item 4.	Not Applicable.

Item 5.	On August 13, 2003, the Capital One Multi-asset Execution Trust issued its Class A(2003-3) Notes.

Item 6.	Not Applicable.

Item 7.	Exhibits.

  The following is filed as an Exhibit to this Report under Exhibit 4.

  Exhibit 4.1    Class A(2003-3) Terms Document dated as of August 13, 2003.

Item 8.	Not Applicable.

Item 9.	Not Applicable.

Item 10.	Not Applicable.

Item 11.	Not Applicable.

Item 12.	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Capital One Funding, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust and as Transferor of the Capital One Master Trust, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Beneficiary and Transferor of the Capital One Multi-asset Execution Trust and as Transferor of the Capital One Master Trust

August 15, 2003	By:	/s/ JEFFERY A. ELSWICK
	Name:	Jeffery A. Elswick
	Title:	President, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Class A(2003-3) Terms Document dated as of August 13, 2003.